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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)           December 20, 1996


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                            CNA FINANCIAL CORPORATION





               (Exact Name of Registrant as Specified in Charter)

           Delaware                          1-5823            36-6169860
(State or Other Jurisdiction              (Commission          (IRS Employer
     of Incorporation)                    File Number)      Identification No.)

      CNA Plaza, Chicago, Illinois                               60685
(Address of Principal Executive Offices)                      (Zip Code)

  Registrant's telephone number, including area code         (312) 822-5000

          (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events

         On December 19, 1996, CNA Financial Corporation (CNA) issued a press release, which stated that CNA and Capsure Holdings Corp. (NYSE: CSH) reached a definitive agreement to form a new stock company, CNA Surety Corporation, which will be the largest surety company in the United States. A copy of the press release is attached hereto as Exhibit 1 and is incorporated herein by reference.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         CNA FINANCIAL CORPORATION


Date:   December 20, 1996                    By:  S/PETER E. JOKIEL
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                                                  Peter E. Jokiel
                                                  Senior Vice President and
                                                  Chief Financial Officer